1 October 29, 2025 2025 Third Quarter Financial Results Our Mission: Protect and Save Lives

2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “can” “continue,” “could,” “estimate,” “expect,” “confident,” “commit,” “forecast,” “future,” “outlook,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure (“MCM”) products, including CYFENDUS® (Anthrax Vaccine Adsorbed, Adjuvanted), previously known as AV7909, and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), CNJ-016® (Vaccinia Immune Globulin Intravenous (Human) (VIGIV)), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)), BioThrax® (Anthrax Vaccine Adsorbed) EbangaTM (ansuvimab-zykl) and/or TEMBEXA® among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCl) Nasal Spray and over-the-counter NARCAN® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate new or further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing related to our Bioservices and under existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of our litigation settlement agreements, and the potential impact of such agreements, including the funds to resolve the related litigation, on our business; our ability to comply with the operating and financial covenants required by (i) our term loan facility under a credit agreement, dated August 30, 2024, among the Company, the lenders from time to time party thereto and OHA Agency LLC, as administrative agent, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, both now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the impact of our share and debt repurchase programs; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to United States Food and Drug Administration marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of our Drug Product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc., a subsidiary of Bora Pharmaceuticals Co., Ltd., the sale of RSDL® to BTG International Inc., a subsidiary of SERB Pharmaceuticals and the sale of our Baltimore-Bayview drug substance manufacturing facility to Syngene International; our ability to realize the expected benefits from divestitures and restructuring activities; the success of our commercialization, marketing and manufacturing capabilities and strategy; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; our ability to attract and retain qualified personnel; our ability to adequately secure and protect our intellectual property rights; our ability to realize the full benefits from our divestitures and sales of assets; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ materially from our expectations in any forward-looking statement. In addition, other risks and uncertainties not presently known to us or that we currently believe to be immaterial could affect the accuracy of any forward-looking statements. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including KLOXXADO®, which is a registered trademark of Hikma Pharmaceuticals USA Inc. Safe Harbor Statement/Trademarks 2

3 Today’s Topics Joe Papa President and CEO Rich Lindahl EVP, CFO and Treasurer Joe Papa President and CEO Our Leadership in Public Health Multi-Year Transformation Plan Update Key Performance Highlights Q3 & YTD 2025 Financial Results Full Year 2025 Guidance Q3 Business Performance & Growth Catalysts Q&A TopicPresenter

4 4 Our Leadership in Public Health Joe Papa President and Chief Executive Officer

5 Combating Public Health Threats for Communities Around the World At Emergent, we help prepare for today’s health challenges and tomorrow’s threats. Our mission is to protect and save lives. Naloxone Market Leadership Global Strategic Partner to governments, NGOs and biopharma innovators Biodefense/MCM Contract Mods & Product Orders YTD Products2025 Revenue Guidance Employees $775 - $835M 11 11 900+

Most Diverse Biodefense/MCM and Naloxone Products Globally[1]

- 25+ years of experience developing and manufacturing protections against critical public health threats
- Deep experience working with the U.S. and allied governments to meet some of their most significant preparedness needs
- Continued investment in biodefense/MCM capabilities to remain ready to fulfill the needs of the U.S. in protecting the public and the warfighter



Product Portfolio
Smallpox
• ACAM2000®
• TEMBEXA®
Complications from Smallpox Vaccination
• CNJ-016® VIGIV
Anthrax
• Anthrasil®
• BioThrax®
• CYFENDUS®
• raxibacumab
Botulism
• BAT®
Opioid Overdose Emergency
• NARCAN® Nasal Spray 4 mg
• KLOXXADO®** (naloxone Hcl) Nasal Spray 8 mg
Ebola
• Ebanga™*
Mpox
• ACAM2000®

1) Supporting data is on file with the company.
*EbangaTM is a trademark of RIDGEBACK BIOTHERAPEUTICS L.P.
**KLOXXADO® is a registered trademark of Hikma Pharmaceuticals USA Inc.
Learn more about Emergent products and access prescribing information here

6

7 Multi-Year Transformation Plan Update Joe Papa President and Chief Executive Officer

8 2025 Turnaround Goals • Pursue strategic investments that deliver stable, long-term growth • Create long-term and sustainable value for shareholders • Drive profitable growth and enhanced operational efficiency • Maintain market leadership position by identifying and distributing solutions to high priority public health threats 2026+ Transformation • Strategic transformation for long-term growth and profitability Multi-Year Transformation Plan Remains on Track, Continued Focus on Advancing Turnaround Plan

Strong Q3 Performance on Both Top and Bottom Line

EMERGENT

Q3 Revenues of $231M, +$21M above high end of guidance

YTD Adjusted EBITDA[1] $194M, on high end of FY guidance range

Raising Full Year Revenue guidance to $775 - $835M and Adjusted EBITDA[1] guidance to $195 - $210M

Improved cash to $246M, and liquidity of $346M increased +$96M versus prior year with strong AR collections in Q3

- Significant AR from late September deliveries collected in early October, further enhancing cash and liquidity

Continued capital allocation to create value

- Net leverage[1] is 2.1x Adjusted EBITDA[1], down from 3.3x in Q3 2024
- Repurchased a portion of EBS' Unsecured Bonds
- Continued share repurchases through Q3

Solid MCM performance reflects increased global demand and strategic diversification beyond the U.S.

- 11 contract mods and orders received YTD, +4 in Q3
- Int'l MCM sales represent 34% of total MCM revenue YTD, up significantly from mid-to-high teens historically
- Continued engagement with U.S. and allied governments

Continued market leadership across naloxone category

- NARCAN® Nasal Spray unit volume up 13% QoQ - highest quarterly total since 3Q24
- Continued demand across all channels supports steady market presence and future growth prospects

YTD activities support growth initiatives

- Incremental investment in R&D and international growth
- KLOXXADO® Nasal Spray 8 mg (U.S. and CAN commercial rights)
- Rocketvax investment/partnership

Focus on increasing long-term and sustainable value for shareholders

Continued commitment to prioritizing patient safety, quality and compliance

9

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

10 Strong Sequential Naloxone Revenue Growth, Primarily Driven by NARCAN® Nasal Spray, Quarter-over-Quarter Through Q3 2025 ($ in millions) • Strong performance and quarterly growth through Q3 2025 • Continued market leadership in U.S. public interest channel • U.S. public interest price for NARCAN® Nasal Spray stabilized in 2025 • NARCAN® Nasal Spray 4 mg continues to be the standard of care • Q1 performance influenced by one-time events $45 $68 $75 Q1 2025 Q2 2025 Q3 2025

11 Financials Rich Lindahl EVP, Chief Financial Officer & Treasurer

12 $90 $52 $77 $39 $13 $13 Q3 2024 Q3 2025 36% 38% Q3 2024 Q3 2025 59% 61% Q3 2024 Q3 2025 $294 $231 Q3 2024 Q3 2025 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. Q3 2024 Total Revenues includes revenue related to RSDL® product and the Camden Facility, which were sold in Q3 2024 and no longer contributing ~$14M to Total Revenues in Q3 2025. Total Revenues Adjusted EBITDA & Adjusted EBITDA Margin2 Adjusted Gross Margin %2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics Q3 2025 vs. Q3 20241 R&D SG&A R&D + 200 bps 3 + 200 bps $(38) $105 $88

13 19% 33% YTD 2024 YTD 2025 $309 $176 $247 $135 $62 $41 YTD 2024 YTD 2025 46% 57% YTD 2024 YTD 2025 $849 $594 YTD 2024 YTD 2025 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. 2024 Total Revenues includes revenue related to the RSDL® product and Camden Facility, which were sold in Q3 2024 and no longer contributing ~$65M Total Revenues in 2025. Total Revenues Adjusted EBITDA & Adjusted EBITDA Margin2 Adjusted Gross Margin %2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics YTD 2025 vs. YTD 20241 R&D SG&A R&D + 1,100 bps 3 + 1,400 bps $(133) $162 $194

14 $334 $106 $201 $86 $188 $61 $231 $65 Naloxone Anthrax MCM Smallpox MCM Other Products $849 $594 Total Revenues $727 $122 $545 $49 Total Product Sales, net All Other Revenues1. All financial information incorporated within this presentation is unaudited. 2. YTD 2024 included NARCAN California sales, and was prior to Public Interest pricing adjustments. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from the Services operating segment and contracts and grants revenues. 5. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Notable Revenue Elements YTD 2025 vs. YTD 20241 YTD 2024 YTD 2025 ($ in millions) 3 4 2 2024 YTD Total Revenues $849 Less: Janssen Settlement $50 Divestitures $65 Normalized Revenues5 $734

15 $139 $93 Q3 2024 Q3 2025 3.3x 2.1x Q3 2024 Q3 2025 $250 $346 $150 $246 $100 $100 Q3 2024 Q3 2025 $701 $693 $551 $448 Q3 2024 Q3 2025 1. All financial information incorporated within this presentation is unaudited. 2. Net Debt divided by Trailing Twelve Month Adjusted EBITDA. 3. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 4. Gross Debt and Net Debt for the period ended September 30, 2025 and September 30, 2024 excludes $30.0M and $38.2M of unamortized debt issuance costs, respectively. YTD Operating Cash Flow Sustained Improvement in Financial Metrics during Turnaround Progress in 20251 Improved Liquidity Year Over Year Continued Debt Reduction 3,4 Continued Improvement of Net Leverage 2,3 ($ in millions) Gross Debt Net Debt 3,4 Cash Revolver Cash $96 CashRevolver Significant AR from late September deliveries collected in early October $6.9M unsecured Bonds repurchased

16 Capital Allocation Priorities Share Repurchase Growth Investments Debt Repayment • 12 Month $50M Share Repurchase Program • 1.1M Shares repurchased for $8.9M in Q3 • 2.3M Shares repurchased YTD for $15.8M • Net Debt1 $448M, a 19% reduction vs. last year • Net Leverage1 2.1x • Initiated $30M Bond Repurchase Program starting August 2025 • Repurchased $6.9M of EBS' Unsecured Bonds for $5.8M 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. • International MCM growth plan • KLOXXADO® Nasal Spray 8 mg (Rx) • Rocketvax investment/partnership • Internal R&D Investments • Additional business development opportunities

EMERGENT

Raising the Full Year (FY) 2025 Revenue & Profitability Guidance

METRIC ($ in millions)	FY 2025 as of October 29, 2025		FY 2025 as of August 6, 2025	FY 2025 as of May 7, 2025	FY 2025 as of March 3, 2025
Total revenues	$775 - $835	⬆	$765 - $835	$750 - $850	$750 - $850
Net income	$60 - $75	⬆	$40 - $65	$20 - $70	$16 - $66
Adjusted net income[1]	$70 - $85	⬆	$45 - $70	$20 - $70	$20 - $70
Adjusted EBITDA[1]	$195 - $210	⬆	$175 - $200	$150 - $200	$150 - $200
Adjusted gross margin %[1]	52% - 54%	⬆	50% - 52%	48% - 51%	48% - 51%
Segment Level Revenue MCM Products[2]	$450 - $475	⬆	$440 - $475	$435 - $485	$435 - $485
Segment Level Revenue Commercial Products[3]	$265 - $300	●	$265 - $300	$265 - $315	$265 - $315

Key Assumptions ($ and shares in millions)	
Interest expense	$55
R&D	~7% to 8% of Revenues
SG&A	~25% to 26% of Revenues
Weighted avg. fully diluted share count	~56
Capex	~$16
Depreciation & amortization	~$100

1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.
2. Our MCM Products forecast excludes revenues related to RSDL®, which product was sold during the third quarter of 2024.
3. Our Commercial Products forecast consists of revenues for NARCAN® Nasal Spray and revenues from distribution of KLOXXADO® Nasal Spray 8 mg pursuant to an agreement with Hikma Pharmaceuticals PLC in January 2025.

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1 8 18 2025 Key Summary • Continued strong execution and progress on the turnaround phase of multi-year plan through the first 3 quarters of 2025 • Raising midpoint of MCM guidance – U.S. gov't orders in- line with expectations and strong international MCM sales represent 34% of total MCM revenue YTD • Increased gross margin & profit follow through from 2024, generated through restructuring actions and improved utilization across manufacturing network • Continued positive operating cash flow in 2025 & strong cash generation year-to-date • Deleveraging with Net Debt1 declining 19% YoY and Net Leverage1 of 3.3x reducing to 2.1x as of Q3 • Identifying opportunities to deliver value to shareholders, including 2.3M shares & $6.9M Unsecured Bonds repurchased YTD 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

19 Q3 2025 Business Performance Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

20 • New Harris poll of 1,230 parents in the U.S. found just one in five parents reported having naloxone on hand in the event of an overdose1 • While many factors are driving the reduction in opioid overdose deaths since 2023-2024, third-party sources have associated the timing and introduction of OTC NARCAN® Nasal Spray with this decline2 • $50+B in total reported opioid settlement dollars; ongoing support from Federal and State support programs • Leading the fight through continued investments in awareness initiatives to help reduce opioid overdose deaths • Market-leading offerings, e.g. NARCANDirect®, continue to command differentiated capabilities; platform now features KLOXXADO® Nasal Spray and Convenience Kits • Continued partnership with National Safety Council (NSC); received the NSC Green Cross Advocate for Safety Award, alongside Amazon • Announced new Global Workplace Tool Kit with the Penington Institute Naloxone Business: Leading With Purpose to Help Save Lives 1. Victoria’s Voice Foundation Release, accessed October 17, 2025: https://victoriasvoice.foundation/research/new-national- survey-reveals-continued-need-to-connect-parents-with-vital-prevention-education-and-awareness/ 2. Washington Post, Opinion | Purdue Pharma’s $7.4 billion settlement should go toward Narcan

EMERGENT

MCM Products: Supporting U.S. and International Governments' Biodefense Readiness and Supply Resilience

New survey of 250+ policy opinion leaders reinforces significant risk of bioterrorism across U.S.[1]

Nearly 9 in 10
policy leaders agree that it is important for the U.S. to maintain global leadership in research and development, and to continue government support of the biotech and biodefense industries.



Statement	Biological Attacks	Nuclear Threats
Nearly two-thirds of policy opinion leaders agree the likelihood of a biological attack is rising in the U.S., compared to 60% who say the same for nuclear threats.	65%	60%
A strong majority believe a biological attack would be easier to carry out than a nuclear one (27%).	73%	27%
When asked which is more likely to occur, almost half identify a biological attack as the more likely event, versus 29% citing nuclear.	46%	29%

Consistent and ongoing engagement with U.S. and allied governments

- Secured 4 new contract mods in Q3 with USG:
  - $17M Oral Suspension TEMBEXA®
  - $56M ACAM2000® vaccine
  - $30M CYFENDUS® vaccine
  - $51.9M CNJ-016® (VIGIV) treatment
- Received $29M in product orders from int'l gov't partner
- Recent Ebola outbreak demonstrates frequency/urgency of threat

1) Penta Group surveyed 252 policy opinion leaders between October 10, 2025 - October 16, 2025. The survey was designed to include a nationally representative sample; results from the survey have a sampling margin of error of +/-6.1 percentage points and represent a mix of demographics such as age, gender, region, and income. Data on file.

21

22 Multiple Growth Opportunities Ahead With a stronger cash and liquidity position in 2025, we plan to invest to enable sustainable, long-term growth. Exploring potential for government-funded R&D development programs. Selectively evaluating strategically suitable external programs. Completed Rocketvax investment & pursuit of strategic relationship Obtained KLOXXADO® Nasal Spray U.S. and Canada exclusive commercial rights; additional line extensions for naloxone business Expanding U.S. & international MCM orders and opportunities Strong cash & liquidity position enables additional internal programs and external business development opportunities

2 3 23 • Exceeded management expectations on Q3 financial performance; strong outlook for Q4 2025 • Raising full year revenue and profitability guidance • On track to execute on key turnaround actions, financial targets to drive our business forward o Strong performance for naloxone business; launched new solutions o Continue to meet U.S. government expectations for MCM preparedness efforts; ongoing international engagement • Pursuing organic and inorganic growth initiatives and creating shareholder value • Continue to repurchase shares and reduce debt • Ongoing commitment to the highest standards of patient safety, quality and compliance across the enterprise Q3 Performance Summary

24 Appendix

25 $95 $11 $133 $31 $75 $1 $84 $57 Naloxone Anthrax MCM Smallpox MCM Other Products $294 $231 Total Revenues $270 $24 $217 $14 Total Product Sales, net All Other Revenues 1. All financial information incorporated within this presentation is unaudited. 2. Q3 2024 included NARCAN California sales, and was prior to Public Interest pricing adjustments. 3. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 4. Comprises revenues from the Services operating segment and Contracts and grants revenues. Notable Revenue Elements Q3 2025 vs. Q3 20241 Q3 2024 Q3 2025 ($ in millions) 3 4 2

26 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Adjusted EBITDA Margin • Adjusted Gross Margin • Adjusted Gross Margin % • Net Debt • Net Leverage Ratio • Normalized Revenue We define Adjusted Net Income (Loss), which is a non-GAAP financial measure, as net income (loss), excluding the impact of non-cash amortization charges, impairments, severance and restructuring costs, inventory step-up provision, acquisition and divestiture costs, exit and disposal costs, loss (gain) on sale of business and assets held for sale, settlement charges, net, contingent consideration milestones, changes in fair value of financial instruments, other expense (income) items and tax effects. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net income (loss) before depreciation and amortization, income tax provision, interest expense, net, excluding the impact of changes in fair value of financial instruments, acquisition and divestiture costs, severance and restructuring costs, loss (gain) on sale of business and assets held for sale, inventory step-up provision, contingent consideration milestones, impairments, settlement charges, net, exit and disposal costs and other expense (income) items. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA divided by Total Revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

27 End Notes: Non-GAAP Financial Measures (Continued) We define Adjusted Gross Margin, which is a non-GAAP financial measure, as Gross Margin, excluding the impact of intangible asset amortization, restructuring costs, changes in the fair value of financial instruments, settlement charge, net and inventory step-up provision. We define Adjusted Gross Margin %, which is a non-GAAP financial measure, as Adjusted Gross Margin as a percentage of Products and services sales, net. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. We define Normalized Revenues which is a non-GAAP financial measure, as the Total Revenues, less non-recurring revenue related to the Janssen settlement and divestitures of RSDL® and Camden. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's revenues. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - Q3 2025 vs. Q3 2024 & YTD 2025 vs. YTD 2024 28 (unaudited, $ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Source Net income (loss) $ 51.2 $ 114.8 $ 107.2 $ (159.3) Adjustments: Non-cash amortization charges $ 18.8 $ 9.7 $ 56.0 $ 54.0 Amortization of intangible assets ("IA"), Other Income Impairments — — — 27.2 Impairment of long-lived assets Severance and restructuring costs — 6.3 (0.8) 22.9 Cost of product and services sales, net, SG&A and R&D Inventory step-up provision — 1.2 1.8 1.2 Cost of product and services sales, net Acquisition and divestiture costs — — 0.2 — SG&A Exit and disposal costs — — — 13.3 R&D Loss (gain) on sale of business and assets held for sale — (64.3) 12.2 (24.3) Other Income (Expense) Settlement charges, net (10.5) 10.0 (10.5) 120.2 Cost of product and services sales, net Contingent consideration milestones — (30.0) (50.0) (30.0) Other Income (Expense) Changes in level 3 fair value financial instruments 4.8 (1.1) (1.8) (0.5) Cost of product and services sales, net and Other Income (Expense) Other expense (income), net item (1.1) 6.7 (4.0) 9.8 Other Income (Expense) Tax effect (2.8) 22.9 (0.7) (49.2) Total adjustments: $ 9.2 $ (38.6) $ 2.4 $ 144.6 Adjusted net income (loss) $ 60.4 $ 76.2 $ 109.6 $ (14.7)

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Margin to Adjusted EBITDA Margin - Q3 2025 vs. Q3 2024 & YTD 2025 vs. YTD 2024 29 (unaudited, $ in millions) Three Months Ended September 30, Nine Months Ended September 30, 2025 2024 2025 2024 Net income (loss) $ 51.2 $ 114.8 $ 107.2 $ (159.3) Adjustments: Depreciation & amortization $ 23.4 $ 26.4 $ 72.3 $ 82.8 Income taxes 6.4 27.6 26.3 44.0 Total interest expense, net 13.6 7.7 41.0 54.8 Impairments — — — 27.2 Inventory step-up provision — 1.2 1.8 1.2 Changes in level 3 fair value financial instruments 4.8 (1.1) (1.8) (0.5) Severance and restructuring costs — 6.3 (0.8) 22.9 Exit and disposal costs — — — 13.3 Acquisition and divestiture costs — — 0.2 — Loss (gain) on sale of business and assets held for sale — (64.3) 12.2 (24.3) Settlement charge, net (10.5) 10.0 (10.5) 120.2 Contingent consideration milestones — (30.0) (50.0) (30.0) Other expense (income), net item (1.1) 6.7 (4.0) 9.8 Total adjustments $ 36.6 $ (9.5) $ 86.7 $ 321.4 Adjusted EBITDA $ 87.8 $ 105.3 $ 193.9 $ 162.1 Total revenues $ 231.1 $ 293.8 $ 594.2 $ 848.9 Net income (loss) margin 22% 39% 18% (19) % Adjusted EBITDA margin 38% 36% 33% 19%

Reconciliations of Total Revenues to Product and Services Sales, Net and of Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % - Q3 2025 vs. Q3 2024 & YTD 2025 vs. YTD 2024 30 APPENDIX Three Months Ended September 30, Nine Months Ended September 30, ($ in millions) 2025 2024 2025 2024 Total revenues $ 231.1 $ 293.8 $ 594.2 $ 848.9 Contracts and grants 9.1 10.0 32.8 24.6 Product and services sales, net $ 222.0 $ 283.8 $ 561.4 $ 824.3 Cost of product and services sales, net 85.9 122.6 241.3 563.3 Intangible asset amortization 16.3 16.3 48.8 48.8 Gross margin $ 119.8 $ 144.9 $ 271.3 $ 212.2 Gross margin % 54% 51% 48% 26 % Add back: Intangible asset amortization $ 16.3 $ 16.3 $ 48.8 $ 48.8 Inventory step-up provision — 1.2 1.8 1.2 Settlement charge, net — — — 110.2 Restructuring costs 0.2 5.0 (0.8) 7.8 Changes in fair value of financial instruments — — — 0.6 Adjusted gross margin $ 136.3 $ 167.4 $ 321.1 $ 380.8 Adjusted gross margin % 61% 59% 57% 46%

Reconciliations of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio 31 (unaudited, $ in millions) As of As of September 30, 2025 September 30, 2024 Total debt $ 693.1 $ 700.8 Less: Cash and cash equivalents 245.5 149.9 Net debt $ 447.6 $ 550.9 Twelve months ended Twelve months ended (unaudited, $ in millions) September 30, 2025 September 30, 2024 Net income (loss) $ 75.9 $ (208.8) Adjustments: Depreciation & amortization $ 98.3 $ 112.4 Income taxes 30.0 39.0 Total interest expense, net 55.2 75.8 Impairments — 27.2 Inventory step-up provision 6.8 3.2 Changes in fair value of financial instruments 0.5 0.1 Severance and restructuring costs (1.2) 21.8 Exit and disposal costs — 19.7 Acquisition and divestiture costs 0.2 1.9 Loss (gain) on sale of business and assets held for sale 12.2 (24.3) Settlement charges, net (9.0) 120.2 Contingent consideration milestones (50.0) (30.0) Other expense (income), net items (4.0) 7.3 Total adjustments $ 139.0 $ 374.3 Adjusted EBITDA $ 214.9 $ 165.5 Net Leverage Ratio 2.1 3.3 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $30.0M and $38.2M as of September 30, 2025 and September 30, 2024, respectively.

32 Reconciliation of Total Revenue to Normalized Revenue (unaudited, $ in millions) As of As of September 30, 2025 September 30, 2024 Total Revenue $ 594.2 $ 848.9 Less: Janssen Settlement — 50.0 Less: RSDL and Camden divestitures revenue — 64.6 Normalized Revenues $ 594.2 $ 734.3

Reconciliation of Net Income to Adjusted Net Income – Full Year 2025 Forecast 33 ($ in millions) 2025 Full Year Forecast Source Net income $60 - $75 Adjustments: Non-cash amortization charges $65 Amortization of IA and Other Income (Expense) Changes in fair value of financial instruments (2) Other Income (Expense) Severance and restructuring costs (1) Cost of products and services, net, SG&A and R&D Inventory step-up provision 5 Cost of products and services, net Loss (gain) on sale of business and assets held for sale 12 Other Income (Expense) Settlement charges, net (11) SG&A Contingent consideration milestones (50) Other Income (Expense) Other expense (income), net items (4) Other Income (Expense) Tax effect (4) Total adjustments: $10 Adjusted net income $70 - $85

Reconciliation of Net Income to Adjusted EBITDA – Full Year 2025 Forecast 34 ($ in millions) 2025 Full Year Forecast Net income $60 - $75 Adjustments: Depreciation & amortization $100 Income taxes 31 Total interest expense, net 55 Inventory step-up provision 5 Changes in fair value of financial instruments (2) Severance and restructuring costs (1) Loss (gain) on sale of business and assets held for sale 12 Settlement charges, net (11) Contingent consideration milestones (50) Other expense (income), net items (4) Total adjustments $135 Adjusted EBITDA $195 - $210

Reconciliations of Forecasted Total Revenues to Forecasted Product and Services Sales, Net and of Forecasted Gross Margin and Gross Margin % to Forecasted Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2025 Forecast 35 ($ in millions) 2025 Full Year Forecast Total revenues $775 - $835 Contracts & Grants (35) - (35) Product and services sales, net $740 - $800 Cost of product and services sales, net $359 - $376 Intangible asset amortization 60 Gross margin $321 - $364 Gross margin % 43% - 46% Add back: Intangible asset amortization $60 Inventory step-up provision 5 Restructuring costs (1) Adjusted gross margin $385 - $428 Adjusted gross margin % 52% - 54%

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